Exhibit 99.1
0 Offering everyone a piece of the American spirit—one handshake at a time.

1 Important Information Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. You can identify forward-looking statements by the fact that they generally include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: decreases in consumer spending due to declines in consumer confidence, local economic conditions or changes in consumer preferences; the Company’s ability to effectively execute on its growth strategy; the Company’s failure to maintain and enhance its strong brand image, to compete effectively, to maintain good relationships with its key suppliers, and to improve and expand its exclusive product offerings; and the effect of COVID-19 on our business. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Recent Developments Our business and opportunities for growth depend on consumer discretionary spending, and as such, our results are particularly sensitive to economic conditions and consumer confidence. Inflation (which has occurred over the past twelve months and is continuing) and other challenges affecting the global economy could impact our operations and will depend on future developments, which are uncertain. These and other effects make it more challenging for us to estimate the future performance of our business, particularly over the near-to-medium term. For further discussion of the uncertainties and business risks affecting the Company, see Item 1A, Risk Factors, of our Fiscal 2023 10-K.

2 Evolution of Growth through Customer Expansion Mens Womens Western Work Fashion Country

Operating within a $40 Billion[1] TAM

~$25 Billion		~$15 Billion
WESTERN INDUSTRY	WORK INDUSTRY	COUNTRY LIFESTYLE
Country music & lifestyle	Blue collar employment	Hiking & hunting
Western events – Rodeos & Concerts	Oil & gas industry	Fishing & camping
Ranching	Construction spending	NASCAR
Horse ownership	Commercial accounts	Exercising
Agriculture	Work safety regulations	Outdoor living







[1]Source: Estimated TAM calculated by an independent third party in April 2022.

3

4 From a Regional Retailer to a National Brand

5 From a Regional Retailer to a National Brand

6 1 Store count as of June 6, 2023. 95 National 356 Regional (Mostly Texas) Independent retailers Hundreds National Direct Industry Competitors1 Industry Leading Position Farm & Ranch Competitors Online/Other Competitors Direct to Consumer

7 Track Record of Profitable Growth $233 $1,723 FY13 FY24 E Total Sales ($M) $9 $210 FY13 FY24 E Operating Income (EBIT) ($M) 1Represents the high-end of the Fiscal 2024 guidance range provided on the Company’s fourth quarter and Fiscal 2023 earnings call on May 17, 2023. 1 1 +33% Annual Growth 20% Annual Sales Growth

8 Strategic Initiatives 1 2 3 4 Expand Our Store Base

9

10

11

12

13 Accelerating New Store Openings 86 117 152 169 208 219 226 240 259 273 300 345 397 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 E Store Count 1 1Represents management’s guidance to open 52 new stores in Fiscal 2024, provided on the Company’s fourth quarter and Fiscal 2023 earnings call on May 17, 2023. 1 +15% +15% +10%

14 1 Successful Stores in New & Legacy Markets • 356 stores • 44 states • 86 stores • 8 states 2012 Today New Store Economics 10K 12K SqFt $1.7M $3.5M 1st Year Sales $700K $1.4M Investment 32% 75% Return on Investment IPO Model Today 3yr Payback ~1yr Payback

15 Highlights • Opportunity to increase store count equally in new and existing markets • Synergistic sales growth between stores & online when opening in new markets • No meaningful cannibalization when opening new stores in existing markets Future Growth Possible – 900 Store Potential 86 356 FY2012 Today Over 250 New Stores in last 10 Years Store Count Current1 356 ~Triple the Current Store Count Existing Markets New Markets 900 Stores 1 1Reflects store count as of June 6, 2023. 1

16 1 Investor FAQs – New Stores “Will opening new stores lead to operating margin erosion?” “Would you slow new unit openings given a negative SSS% environment?” “If you aren’t getting the same comp waterfall as before, will you continue opening new stores?” “Are your new stores in new markets selling the same mix as legacy stores or more fashion?”

17 Strategic Initiatives 1 2 3 4 Drive Same Store Sales Growth

18 Expansion Strategy Driving Customer Count Active Customers (in millions)1 3.1 3.5 3.8 4.0 4.3 4.7 5.8 7.1 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 2 1Represents the number of B Rewarded Loyalty Members who have purchased merchandise from us in each of the trailing three-year periods mentioned. Mens Womens Western Work Fashion Country

② A Decade of Strong Sales Across Channels

Total Sales Growth %


38.2%
48.4%
16.4%
41.3%
10.7%
7.6%
14.6%
8.8%
5.7%
66.6%
11.4%
4.0%
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
FY23
FY24 E[1]

Consolidated SSS%


11.9%
6.7%
7.3%
-0.1%
0.3%
5.2%
10.0%
5.0%
3.1%
53.7%
-0.1%
-4.5%
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
FY23
FY24 E[1]

Retail Store SSS%


10.9%
6.8%
6.7%
-2.4%
-2.3%
6.1%
9.5%
4.5%
-1.1%
57.2%
1.8%
-5.2%
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
FY23
FY24 E[1]

E-commerce SSS%


31.7%
4.5%
20.9%
13.2%
13.6%
1.2%
12.2%
7.4%
23.6%
38.7%
-10.2%
1.0%
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
FY23
FY24 E[1]

[1]Reflects the high end of the Company's guidance range provided on its May 17, 2023 earnings call.

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20 Sustaining Elevated Store Sales $1.9 $1.9 $2.2 $2.3 $2.3 $2.3 $2.4 $2.6 $2.7 $2.6 $4.5 $4.6 $4.4 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 E Average Store Volume (AUV) Excluding New Stores Opened in FY21 – FY24 ($M)1 1Average net sales per store is calculated by dividing net store sales for the applicable period by the number of stores operating at the end of the period. Fiscal 2021 through Fiscal 2024 exclude new store openings. 2

② Believe Company Initiatives Drove Elevated AUV

Added Customer Segment


Western
Work
Fashion
Country
Mens
Womens

Broadened Assortment

Inventory Balance ($M)[1]
+44% 2-Year Stack Comp Store Inventory Growth


$589.5
+114%
$275.8
FY21
FY23

Customer Count Grew on Average Store Basis

Active Customers (M)[2]


+51%
7.1
4.7
FY21
FY23
Average Customers per Store
17.2K
+20%
20.6K

Resulting in Elevated AUV

AUV Excluding New Stores Opened ($M)[3]


+69%
$4.4
$2.6
FY21
FY24 E

[1] Reflects total company inventory balance as of each period end. [2] Represents the number of B Rewarded Loyalty Members who have purchased merchandise from us in each of the trailing three-year periods mentioned. [3] Average net sales per store is calculated by dividing net store sales for the applicable period by the number of stores operating at the end of the period. Fiscal 2021 and Fiscal 2024 E exclude new store openings.

21

② Sales Growth Exceeds Industry Tailwinds



Sales Growth %
-20%
6%
28%
67%
9%
11%
4%
25%
12%
96%
FY21⁴
FY22⁴
FY23⁴
3 Year CAGR³
Total Growth²
Boot Barn
Western & work public companies¹

[1] Western and work public companies is comprised of Levi Strauss & Co. (consolidated revenue), Kontoor Brands, Inc. (Wrangler segment revenue only), Wolverine World Wide, Inc. (consolidated revenue), Rocky Brands, Inc. (consolidated revenue excluding the acquired brands under the Honeywell International Inc. acquisition).
[2] Reflects Boot Barn's total sales growth over the last three fiscal years compared to the average total sales growth of the above western and work public companies over their last three fiscal years.
[3] Reflects Boot Barn's 3 year total sales growth CAGR compared to the average 3-year total sales growth CAGR of the above western and work public companies .
[4] Reflects Boot Barn's total sales growth in Fiscal 2023, Fiscal 2022 and Fiscal 2021, compared to the average total sales growth of the above western and work public companies over each of their last three fiscal years.

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23 2 Basic / Functional Items Driving Volume Functional Fashion

② Further Support of Elevated AUVs

New Customer Growth


Active Customers[2]
(in millions)
3.1
3.5
3.8
4.0
4.3
4.7
5.8
7.1
FY16
FY17
FY18
FY19
FY20
FY21
FY22
FY23

Where We Gained Market Share[1]

Q: If you first purchased from us following the pandemic, where did you shop before COVID? (multiple options could be selected)


15%
20%
24%
26%
32%
46%
Work Retailer
Fashion Retailer
Department Store
Western Retailer
Outdoor/Sporting
General Retailer

Why We Added Customers[1]

Q: Why did you purchase from Boot Barn for the first time following the pandemic? (multiple options could be selected)


22%
31%
36%
45%
52%
56%
Other Stores Closed
More Time Outdoors
More/Better Marketing
Wearing for Work
Better Product Assortment
Needed for Hobby/Lifestyle

New Customer Retention[1]

Q: If you first purchased from us following the pandemic, how likely are you to purchase from us again in 2023?


0%
0%
3%
15%
81%
Not likely at all
Slightly Likely
Moderately Likely
Very Likely
Extremely Likely

[1]In December 2022, the Company conducted an online survey of customers who purchased an item from Boot Barn (either online or at one of its stores) since the COVID pandemic started in March 2020. Over 3,200 responses were collected by this survey. [2]Represents the number of B Rewarded Loyalty Members who have purchased merchandise from us in each of the trailing three-year periods mentioned.

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25 “How are functional versus fashion merchandise categories impacting your comp?” “Are you growing customer count in your comp stores?” 2 Investor FAQs – Same Store Sales Growth “Why have you seen more challenging comps online compared to stores?” “Does your long-term algorithm of low to mid-single-digit SSS% growth still hold?”

26 Strategic Initiatives 1 2 3 4 Continue Omni-Channel Leadership

27 3 Stores Provide Competitive Advantage Legacy Digital Omni-Channel Capabilities ~60% of Online Orders Involve a Store Associate FY23 Online Orders • Buy Online Pick-Up In Store • Ship from Store • Same Day Delivery • Ship to Store • In-Store Fulfillment

28 Machine Learning Model Driven Product Recommendations ChatGPT Conversational Experience 3 Leveraging New Technologies to Drive Sales • Leverages proprietary market basket analysis. • Runs on in-store RangeFinder application (can be added to online experience at a later date). • Creates intelligent and relevant product recommendations (from within the Boot Barn assortment). • Accesses ChatGPT to create conversational experience. • Provides store associates with same capability on handheld device enabling expert styling advice.

29 “Do you expect to see e-commerce penetration of sales get back to historical levels?” “Are the demographics of your online customer and their purchasing behavior different than a stores customer?” 3 Investor FAQs – Omni-Channel

30 Strategic Initiatives 1 2 3 4 Build Out Exclusive Brand Portfolio

31 WESTERN 3 OF OUR TOP 5 SELLING BRANDS ARE EXCLUSIVE BRANDS COUNTRY ARTIST INSPIRED New Exclusive Brands Provide Growth Opportunity WORK RANCH & RODEO 4

32 Exclusive Brand Sales Growing Exponentially 3.0% 5.0% 7.0% 9.7% 11.1% 10.7% 13.5% 16.2% 22.0% 23.7% 28.3% 34.0% 38.0% FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 E Exclusive Brands Penetration % Margin enhancement ~1,000 bps vs. 3rd party brands $5 $12 $24 $39 $63 $67 $92 $126 $186 $212 $421 $564 $655 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 E Exclusive Brands Sales ($M) 4 1FY24 estimated 38.0% consolidated exclusive brand penetration reflects 400 basis points of growth over fiscal 2023 as provided in the Company’s guidance outlined on their May 17, 2023 earnings call. 1 1

33 “What is the margin differential you gain on exclusive brands versus third party brands?” “Can you continue to grow exclusive brand penetration with your current portfolio of brands?” 4 Investor FAQs – Exclusive Brands

34 Growth Potential

35 Future Growth Potential New Unit Growth Merchandise Margin Rate (Year-Over-Year Change) 356 900 Today Future • Opportunity to ~triple store count • +544 new stores = $1.9B sales from new stores only • Payback <18 months +350bps FY21 FY24 E Strong Earnings $2.01 $5.00 FY21 FY24 E Total Sales Growth ($M) $893 $1,723 FY21 FY24 E 1Represents the high-end of the Fiscal 2024 guidance range provided on the Company’s fourth quarter and Fiscal 2023 earnings call on May 17, 2023. 1 1 1

36 Thank You